EXHIBIT 23.2


            CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this
registration statement on Form S-8 (Registration No.    )
of our report dated January 24, 1994, on our audits of the financial statements and financial statement schedules of Conrail Inc.





                                COOPERS & LYBRAND L.L.P.





2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 15, 1995


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